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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                                   reported):

                                November 28, 2000


                              Sweets and Eats, Inc.
                              ---------------------
             (Exact name of registrant as specified in this charter)



           FLORIDA                    0-26631                59-3567558
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(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation             File Number)         Identification No.)



                             1008 Royal Aberdeen Way
                                Orlando, FL 32828
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              (Address and Zip Code of Principal Executive Offices)


                    Issuer's Telephone Number: (407) 650-0333




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Item 1. Changes in control of registrant.

         Not Applicable.

Item 2. Acquisition or disposition of assets.

         Not Applicable

Item 3. Bankruptcy or receivership.

         Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

         Not Applicable

Item 5. Other events.

         The Company has entered into a Letter of Intent with Nutraceutical Clinical Laboratories International, Inc., which is a publically trading Company which manufactures a product called No-Weed which kills and prevents weed growth on plants for up to one year. Pursuant to the Letter of Intent, the Company may become an exclusive marketing partner for Nutraceutical Clinical Laboratories International, Inc. The Companies are now in the process of doing due diligence and the Letter of Intent is subject to a definitive agreement being executed on or before March 31, 2001. There is no guarantee that the parties will be able to finalize the agreement.

Item 6. Resignation of registrant's directors.

         Not Applicable

Item 7.  Financial Statement and Exhibits.

         Not applicable

Item 8.  Change in Fiscal Year

         Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Sweets and Eats, Inc.
                                       ----------------------
                                           (Registrant)




                                       By: James H.  Bailey
                                           ------------------------------------
                                           James H.  Bailey, President




Dated: November 28, 2000

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